UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 28, 2006

Exact name of registrant as specified in its charter	Baldor Electric Company

State or other jurisdiction of incorporation	Missouri

Commission File Number	01-07284

IRS Employer Identification No	43-0168840

Address of principal executive offices	5711 R. S. Boreham, Jr., St Fort Smith, Arkansas

Zip Code	72901

Registrant’s telephone number, including area code	479-646-4711

Former name or former address, if changed since last report	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 28, 2006, the Board of Directors of Baldor Electric Company amended Section 11 – Qualification of Directors appearing under Article VI of the Company’s Bylaws. The amendment adds additional requirements for persons to serve as Baldor directors, including compliance with laws and no mental or physical incapacities. The Bylaws in their entirety are filed as Exhibit 99 hereto.

Item 9.01 Financial Statements and Exhibits

(c)	See Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baldor Electric Company (Registrant)

Date November 2, 2006	/s/ Ronald E. Tucker
Ronald E. Tucker President, Chief Financial Officer and Secretary (Principal Financial Officer)

INDEX OF EXHIBITS

Exhibit No.	Description
99	Bylaws of Baldor Electric Company, as adopted by the Board of Directors at the May 2, 1980, meeting and including amendments through October 28, 2006